SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 6, 1995

                             Consumat Systems, Inc.
             (Exact name of registrant as specified in its charter)


                                    Virginia
                 (State or other jurisdiction of incorporation)


        0-9253                                          54-0720128
(Commission file number)                    (IRS Employer Identification No.)


               8407 Erle Road, Mechanicsville, Virginia     23111
                                      and
              Post Office Box 9379, Richmond, Virginia      23227
          (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code (804) 746-4120
                                 Not applicable
         (Former name or former address, if changed since last report)

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Item 3.   Bankruptcy or Receivership

     On October 6, 1995, the Company filed for legal protection under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia in Richmond. The filing is Case Number 95-34253-S.



Item 5.   Other Events

     On October 6, 1995, the Company issued a press release, a copy of which is attached as Exhibit 99 to this Form 8-K.


Item 7.   Financial Statements and Exhibits

     (c.)  Exhibits

     Exhibit Number                Description

          99             Press Release dated October 6, 1995

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CONSUMAT SYSTEMS, INC.



Date:  October 6, 1995                  /s/Robert L. Massey
                                        Robert L. Massey
                                        Chief Executive Officer


Date:  October 6, 1995                  /s/Mark E. Hills
                                        Mark E. Hills
                                        Chief Accounting Officer